Exhibit 99.2
FINANCING AND SECURITY AGREEMENT

This Financing and Security Agreement ("Agreement") is dated for purposes of reference July 15, 2016, is by and between the undersigned, TELOS CORPORATION whose address is 19886 Ashburn Road, Ashburn, VA 20147 (hereinafter referred to as "CLIENT") and ACTION CAPITAL CORPORATION (hereinafter referred to as "ACTION"), which has its executive office and principal place of business at 230 Peachtree St. NW, Suite 1910, Atlanta, GA 30303.  CLIENT and ACTION agree as follows:
I.         PURPOSE OF AGREEMENT

CLIENT desires to obtain short-term financing by transferring and assigning as collateral to ACTION acceptable accounts receivable.  The purpose of this financing is commercial in nature, and not for household, family, and/or personal use.  In the event CLIENT and ACTION are currently operating under an earlier agreement, this agreement is and shall be a modification and continuation of such earlier agreement and in the event of any inconsistencies or contradictions within the agreements, CLIENT and ACTION agree that the terms of this agreement shall control.
II.        DEFINITIONS

2.1	"ACCOUNT" means both present and future accounts, contract rights and other forms of obligations for the payment of money arising out of the sale by CLIENT of goods or the performance by CLIENT of services.

2.2
"ACCEPTABLE ACCOUNT" means an account offered by CLIENT to ACTION for collateral transfer and assignment which account ACTION has reviewed and has, in its sole discretion, approved for purchase in whole or in part, and which account conforms to the warranties and terms set forth herein and in the Agreement for the Assignment of Invoices form accompanying each offer to transfer and assign.

2.3
"AFFILIATE" means any entity that CLIENT or any officer, shareholder, director or other principal of CLIENT or any spouse or other familial relative of such person shall have the power to direct the management and policies of such entity, directly or indirectly, whether through ownership of voting securities or otherwise.

2.4	"CUSTOMER" means CLIENT's customer or the account debtor under an ACCEPTABLE ACCOUNT.

2.5	"INVOICE" means the document evidencing any ACCEPTABLE ACCOUNT referenced in and made subject to any Agreement for the Assignment thereof entered into between the CLIENT and ACTION.

2.6
"OBLIGATIONS" means (a) all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of CLIENT to ACTION under, arising pursuant to, in connection with the unpaid advances under Section 4.5 including, without limitation, the unpaid principal balance thereof and interest and fees thereon; and (b) all expenses, charges, costs and fees whatsoever (including, without limitation, attorneys' fees and expenses under Section 4.11 (Legal Fees)) of any nature whatsoever paid or incurred by or on behalf of ACTION (whether arising before or after the commencement of any proceedings under the United States Bankruptcy Code or other applicable laws related to insolvency or otherwise and whether or now allowed or allowable as a claim in any such proceeding) in connection with the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral or this Agreement.

III.     WARRANTIES AND COVENANTS BY CLIENT

3.1
CLIENT's business is solvent, and CLIENT is presently paying its debts.  CLIENT has never filed for bankruptcy under federal or state law or had an involuntary bankruptcy petition filed against it.  CLIENT is presently and shall continue to be compliant with all required material tax payments and payment agreements and shall continue to make timely payment of all required and material taxes; provided, however, that CLIENT shall not be in default under this Section 3.1 if CLIENT is in the process of challenging any such taxes in good faith and diligently.

3.2
Each ACCOUNT offered for collateral transfer and assignment to ACTION hereunder is and shall be, as of the time of such offer, a bona fide and existing obligation of CLIENT's CUSTOMER for the payment of money arising out of the sale by CLIENT of goods or the performance by CLIENT of services, which is owed to CLIENT, and is, to the best of CLIENT's knowledge, free from any liens, claims, disputes, off-sets or equities of third parties, that CLIENT is the lawful owner of and has good and undisputed title to the ACCOUNTs offered for collateral transfer and assignment to ACTION hereunder, and that no ACCOUNT offered or to be offered for collateral transfer and assignment to ACTION hereunder represents consigned or guaranteed sales, and that no ACCOUNT offered or to be offered for transfer and assignment shall be due from an AFFILIATE..

3.3
CLIENT has not transferred, pledged or granted a security interest in CLIENT's ACCEPTABLE ACCOUNTs to any other party and CLIENT will not transfer, pledge or grant a security interest to any other party in said ACCEPTABLE ACCOUNTs for the term of this Agreement and for as long as CLIENT is indebted to ACTION hereunder.  Additionally, CLIENT will not transfer or assign ACCEPTABLE ACCOUNTs except to ACTION for the period of this Agreement, and/or for as long as any indebtedness whatsoever remains owing by CLIENT to ACTION.  CLIENT and ACTION acknowledge and agree that (i) they understand that CLIENT will maintain a separate relationship with Republic Capital Access (or its affiliates) through which some of CLIENT's accounts receivable (but not the ACCEPTABLE ACCOUNTS) will be sold or transferred to Republic Capital, and (ii) that the relationship between ACTION and Republic Capital Access (or its affiliates), as it relates to the various accounts receivable of CLIENT, shall be the subject of a separate intercreditor agreement, a copy of which will be provided to CLIENT.

3.4
FINANCIAL INFORMATION: CLIENT will furnish ACTION financial statements on a monthly basis and annual financial statements after the close of CLIENT's fiscal year end or as reasonably required by ACTION from time to time, and will furnish ACTION satisfactory proof of payment and/or compliance with all Federal, State and/or material local tax requirements.  ACTION will keep any information it receives with respect to the financial or other records of CLIENT or CLIENT's CUSTOMERS (including, without limitation, information obtained under Section 3.6) strictly confidential and will not disclose such information to third parties or use such information for any reason other than the financing relationship contemplated by this Agreement.  This covenant of confidentially survives this Agreement.

3.5
All financial records, statements, books or other documents shown to ACTION by CLIENT at any time, either before or after the signing of this Agreement, are true and accurate in all material respects, to the best of CLIENT's knowledge.

3.6
ACTION or any person who is agent of and is so designated by ACTION shall have the right at any time to inspect, audit, check and make copies or extracts from CLIENT's books, records, journals, orders, receipts, and other correspondence and other data relating to CLIENT's ACCEPTABLE ACCOUNTS and related business and any other transaction between ACTION and CLIENT without any unreasonable hindrance or delay.

3.7	CLIENT will not, under any circumstances or in any manner whatsoever, interfere with ACTION's exercise of any of ACTION's rights or remedies under this Agreement without legal justification therefor.

3.8
CLIENT will promptly notify ACTION in writing of any change in the location of CLIENT's principal place of business, name, legal entity or identity, state of organization, corporate structure, directors, or principal officers of CLIENT.

3.9
CLIENT acknowledges and agrees that the financing provided by this Agreement is intended to be, and for all purposes shall be treated as, "Permitted Refinancing," and that this  Agreement and all associated documents are intended to be, and for all purposes shall be treated as, "Permitted Refinancing Senior Debt Documents," as those terms are defined in those certain Subordination and Intercreditor Agreements ("Subordination Agreement") each dated March 31, 2015 and entered into by Wells Fargo Capital Finance, LLC, Telos Corporation and certain affiliates of Telos Corporation and, in the case of one agreement, JP Charitable Foundation, and in the case of the second agreement, Porter Foundation Switzerland.  The Parties acknowledge and agree that ACTION shall be entitled to enforce the terms and provisions thereof to the same extent as if ACTION were initially a party to the Subordination Agreements and may rely on and enforce such Subordination Agreements, including, without limitation, sections 2 and 9 thereof.

3.10	CLIENT has full power and authority to execute, deliver and perform this Agreement.
IV.      FURTHER PROMISES

4.1	SECURITY INTEREST/COLLATERAL: CLIENT gives to ACTION, as collateral for the repayment of the OBLIGATIONS, a security interest, under the Uniform Commercial Code, in the following described property (hereinafter collectively called "Collateral"): All presently existing or hereafter arising ACCEPTABLE ACCOUNTS, and with respect thereto, now owned or hereafter acquired accounts, accounts receivable, earned and unbilled revenue, contract rights, chattel paper, documents, instruments, general intangibles, reserves, reserve accounts, rebates, relating to any commercial account debtors which Telos requests ACTION to accept and which ACTION determines to be acceptable and includes, without limitation, the ACCEPTABLE ACCOUNTS of AFFIGENT, INC., RED RIVER COMPUTER CO., INC., VALIANT SOLUTIONS, LLC, THE MIL CORPORATION, XTECHNOLOGIES, INC., FGS LLC, SEGUE TECHNOLOGIES, ARMA GLOBAL CORPORATION, DAWSON INNOVE SOLUTIONS, 22nd CENTURY TECHNOLOGIES, INDIGO IT, ADVANCED SYSTEMS DEVELOPMENT, TDG INC., GEODECISIONS, TRIBALCO LLC and any such other commercial account debtors and all books and records to the extent pertaining to the foregoing (both in hard copy and electronic) and all proceeds of the foregoing property. CLIENT agrees to not assign or grant a security interest in the Collateral described herein to any other person.

4.2	NOTIFICATION: ACTION will have the right under this Agreement to notify any CUSTOMER to make payments directly to ACTION using the form of notification attached hereto as Exhibit A.

4.3
ASSIGNMENT:  CLIENT shall from time to time at CLIENT's option, transfer and assign ACCEPTABLE ACCOUNTS to ACTION for purposes of collection, to be identified on a form known as ACTION's Agreement for the Assignment of Invoices together with an exact copy of the original invoice and all supporting documents appropriate to such ACCEPTABLE ACCOUNTS and, to the extent required, an electronic file of the invoice information.

4.4	INTEREST AND FEES: ACTION agrees to provide financing to CLIENT for the fees as indicated below:

(a)
with respect to the average daily balance of advances outstanding hereunder, interest at a per annum rate equal to the Prime Rate of Wells Fargo Bank, N.A. (as such rate is announced from time to time, with changes in such rate to be effected on the first day of each month based on the Prime Rate in effect on the last business day of the prior month) plus two percent (2%) plus a monthly fee equal to one half of one percent (0.50%), both to be billed monthly in arrears with payment due on the billing date.  All calculations of interest due shall be computed on a year of 360 days, for actual days elapsed.

(b)	all other out of pocket costs and expenses incurred by ACTION; notwithstanding the foregoing, ACTION as of the date of this Agreement does not anticipate incurring any out-of-pocket costs except for any expenses it incurs relating to searches of public records in the State related to public filings and costs associated with recordation of UCC-1 filings and costs incurred by ACTION for bank wire transfers if requested by CLIENT.

4.5	ADVANCE RATE: CLIENT may obtain from ACTION, subject to ACTION's sole discretion, advances of up to ninety percent (90%) of the net amount of ACCEPTABLE ACCOUNTs transferred and assigned as collateral to ACTION hereunder. CLIENT may prepay the unpaid principal balance of advances in whole or in part at any time without premium or penalty.

4.6
RECOURSE: ACTION shall have full recourse against CLIENT when an ACCEPTABLE ACCOUNT is not    paid by CUSTOMER when due, including without limitation, the right to charge-back any such ACCOUNT, if not paid within 90 days of the date of purchase or if for any reason it ceases to be an ACCEPTABLE ACCOUNT.

4.7	DISPUTED ACCOUNTS: CLIENT will immediately notify ACTION and accept back from ACTION any ACCOUNT subject to a dispute between CUSTOMER and CLIENT of any kind whatsoever.

4.8
HOLD IN TRUST: CLIENT will hold in trust and safekeeping, as the property of ACTION, and immediately turn over to ACTION the identical check or other form of payment received by CLIENT, whenever any payment on any ACCOUNT comes into CLIENT's possession; any failure by CLIENT in this regard constitutes a default under this Agreement (pursuant to SECTION V herein below) and may result in civil actions against CLIENT and/or the person(s) responsible for such failure or other legal liability.

4.9	RESPONSIBILITY FOR TAXES: All taxes and governmental charges with respect to goods or services represented by ACCOUNTs purchased by ACTION shall be the obligation and responsibility of CLIENT. CLIENT has no obligation for ACTION's income or property taxes or any other taxes with respect to ACTION's business.

4.10	NOTICE OF LEVY: CLIENT will promptly notify ACTION of any material attachment, tax assessment or other legal process levied against CLIENT or any of CLIENT's CUSTOMERS.

4.11	LEGAL FEES: Except as is prohibited by law, CLIENT shall pay to ACTION all reasonable costs and expenses, including without limitation reasonable attorney's fees and expenses, and costs incurred by ACTION in the prosecution or enforcement of any of ACTION's rights, claims or courses of action which arise out of, relate to or pertain to this Agreement.

4.12	POWER OF ATTORNEY: CLIENT hereby names, appoints, and constitutes ACTION and its designees as CLIENT's true and lawful attorney-in-fact, and does hereby request, authorize, empower and direct ACTION or its designee, for and in the name and instead of CLIENT, either in CLIENT's name or ACTION's name, during the continuance of an event of default, to:

(a)	compromise, adjust or settle any claim of a customer with respect to an ACCOUNT;

(b)	demand, sue for, collect and give release for any and all monies due or to become due on ACCOUNTs;

(c)	make any and all corrections or completions on any of the invoices or other documents constituting the ACCOUNTS;

(d)	endorse CLIENT's name an any checks, drafts, instruments or other evidences of payment with respect to any ACCOUNT or to otherwise collect the same;

(e)	receive, open and dispose of all mail addressed to CLIENT with respect to any ACCOUNT; and

(f)	do all other acts and things reasonably necessary to protect ACTION'S interests and to carry out the purpose and intent of this Agreement.

All acts of ACTION as attorney-in-fact are hereby ratified and approved and ACTION shall not be liable for any errors of commission or omission nor for any error of or mistake of law or fact excepting acts constituting gross negligence or willful misconduct.  This power of attorney is coupled with an interest and is irrevocable for so long as CLIENT is indebted to ACTION; provided it shall be exercised only upon an event of default and the serving of written notice to CLIENT of ACTION's invoking of the prescribed remedies for default .  The authority granted ACTION shall remain in full force and effect until all assigned accounts are paid in full and any indebtedness of CLIENT to ACTION is discharged.

4.13	ACH AUTHORIZATION: In order to satisfy any of the obligations to ACTION under this Agreement, CLIENT hereby authorizes ACTION to initiate electronic debit or credit entries through the Automated Clearing House system to any bank account maintained by CLIENT wherever located, except where such electronic debit or credit entries are the subject of a bona fide and good faith dispute by CLIENT.
V.	DEFAULT

5.1	EVENTS OF DEFAULT: Any one or more of the following shall be a default hereunder:

(a)
CLIENT's breach of any material promise, covenant or warranty under this Agreement or any other material agreements between CLIENT and ACTION or material obligation of CLIENT to ACTION, including without limitation, payment of any indebtedness to ACTION when due, after written notice describing such breach has been provided by ACTION to CLIENT and CLIENT has not cured such breach within five (5) business days of such written notice;

(b)
the appointment of any receiver or trustee of all or a substantial portion of the assets of CLIENT; insolvency or inability to pay debts as they mature; a general assignment for the benefit of creditors; the voluntary or involuntary filing of a petition for relief under any bankruptcy or similar law;

(c)	issuance of any material levies of attachment, executions, tax assessments or similar process against the Collateral;

(d)	CLIENT's tender to ACTION of information that is knowingly false or incorrect in any material respect.

5.2	REMEDIES AFTER DEFAULT: In the event of any default, and upon serving written notice to CLIENT of such default and ACTION's intent to avail itself of its remedies hereunder, ACTION may do any one or more of the following:

(a)	declare any indebtedness including outstanding ACCEPTABLE ACCOUNTS purchased by ACTION, immediately due and payable;

(b)	notify any CUSTOMER of CLIENT to make payments directly to ACTION with respect to any and all ACCEPTABLE ACCOUNTS of CLIENT;

(c)
require CLIENT to send copies of records and files pertaining to ACCEPTABLE ACCOUNTs to ACTION and enter the premises of CLIENT and make copies of the COLLATERAL and the records pertaining to the ACCEPTABLE ACCOUNTs and any other COLLATERAL;

(d)	hold CLIENT liable for any deficiency;

(e)	Invoke its authority under Sections 4.12 (a), (b), and (c) above and exercise its power of attorney in CLIENT's stead to take any action set forth therein ACTION deems necessary;

(f)	Terminate the Agreement.
VI.     MISCELLANEOUS

6.1	MAXIMUM ACCOUNT: The outstanding amount of CLIENT's account with ACTION (that is, at any time, the unpaid and owing principal amount of advances made by ACTION to CLIENT) shall not exceed $2,500,000.

6.2
TERMINATION: The term of this is Agreement shall be for two (2) years from the date of the Agreement, except that this Agreement may be terminated by CLIENT at any time without premium or penalty, upon written notice of such termination by CLIENT.  Upon repayment in full in cash of the OBLIGATIONS and the termination of this Agreement, the security interests (including, without limitation, collateral transfers and assignments) hereunder shall automatically terminate and be released and, at the CLIENT"S sole cost and expense, ACTION  shall promptly evidence such release and termination by financing statement terminations, by notice to CUSTOMERS, by reassignment of otherwise, as CLIENT may reasonably request from time to time.

6.3	POST-TERMINATION: After termination CLIENT shall be liable to ACTION for the full and prompt payment of the full amount of ACCOUNTs which have been assigned to ACTION and are then outstanding and unpaid, disputed or undisputed, as well as any other indebtedness whatsoever. ACTION shall continue to have a security interest in the COLLATERAL of CLIENT until any existing indebtedness of CLIENT to ACTION is paid in full.

6.4
APPLICABLE LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia and shall be binding upon the successors, assigns and representatives of the parties hereto.  CLIENT and ACTION hereby agree that any suit, action, or proceeding arising out the subject matter hereof, or the interpretation, performance or breach of this Agreement shall be instituted in the Superior Court of the State of Georgia located in Atlanta, Fulton County, Georgia (hereinafter, "Fulton County Superior Court").  CLIENT and ACTION hereby agree that Fulton County Superior Court is convenient to each party hereto and CLIENT and ACTION irrevocably submit to such jurisdiction, irrevocably agree to be bound by any judgment rendered thereby in connection with this Agreement, and forever waive any and all objections to jurisdiction or venue that each party may have under the laws of the State of Georgia or otherwise in those courts in any such suit, action or proceeding.  If any such proceeding is initiated in any other jurisdiction, CLIENT hereby waives any right to oppose any motion or application made by ACTION as a consequence of such proceeding having been commenced in a jurisdiction other than Fulton County Superior Court

6.5	ENTIRE AGREEMENT-AMENDMENT: This document contains the entire Agreement between the parties as of the date specified below. This Agreement may be modified only by a written instrument executed by the parties hereto.

   Executed and accepted this 15th day of July, 2016.
CLIENT: Telos Corporation
	By:	/s/ John Wood
	Name:	John Wood
	Title:	Chief Executive Officer

Attested By:
/s/ Deborah Smith
Asst. Corporate Secretary
(Affix Corporate Seal)	ACTION: Action Capital Corporation
	By:	/s/ Patrick A. Thom
	Name:	Patrick A. Thom
	Title:	President